SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2012

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On November 30, 2012 we reported the closing of our acquitsion of Independent Nevada Doctors Insurance Exchange (IND). As a result of the transaction, IND becomes a subsidiary of ProAssurance immediately following IND’s conversion from a reciprocal to a stock insurance company. A copy of the news release announcing the closing of this transaction is included as Exhibit 99.1 and included in this Item by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit	Exhibit Description
99.1	News Release, issued on November 30, 2012 announcing the closing of our our acquitsion of Independent Nevada Doctors Insurance Exchange.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 3, 2012
PROASSURANCE CORPORATION
By: /s/ Frank B. O’Neil
Frank B. O’Neil
Title: Senior Vice-President